Exhibit 99.3

Investor Presentation: FY2015 Financial Results

Important Disclaimer

This presentation is intended to provide a general outline only and is not intended to be a definitive statement on the subject matter. This presentation is not financial advice and has been prepared without taking into account the objectives, financial situation or needs of a particular person.

Neither the Company, nor its officers or advisors or any other person warrants the accuracy of the analysis herein or guarantees the investment performance of the Company. Investors must make their own independent assessment of the Company and undertake such additional enquiries as they deem necessary or appropriate for their own investment purposes.

The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of the United States Exchange Act. Forward-looking statements in this presentation include statements regarding our expectations, beliefs, hopes, intentions or strategies regarding the proposed offering. All forward- looking statements included in this presentation are based upon information available to us as of the date hereof, and we assume no obligation to update any such forward-looking statement as a result of new information, future events or otherwise. Our actual results could differ materially from our current expectations.

The Company is subject to a number of risks. For a summary of key risks, refer to the Company’s most recent Form

10-K filed with the United States Securities and Exchange Commission.

Under applicable United States securities laws all of the shares of our common stock are “restricted securities” as that term is defined in Rule 144 under the Securities Act of 1933, as amended. Restricted securities may be resold in the public market to United States persons as defined in Regulation S only if registered for resale or if they qualify for an exemption from registration under the Securities Act. We have not agreed to register any of our common stock for resale by security holders.

Agenda

FY15 Results Update

Company Overview

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FY2015 Financial Results: Highlights

Diversified revenue mix: Two commercial products on market

Strong momentum in revenue growth:

Total revenue growth up 76% on pcp to $16.8M

Quarterly Service Fees up 99% on pcp to $12.8M

Coagulation strip sales to Siemens up over 500% on pcp to $1.3M

Improved financial metrics:

Net loss reduced to $6.6M (down from $9.3M on pcp)

Operating cash flow positive of $1.8M (vs negative $5.4M in pcp)

Efficient R&D investment:

Total development expense of $19.8M (up 15% on pcp)

Net development expense of $10.5M (up 46% on pcp)

Partner contributions (incl. milestones) of $2.0M (up 12% on pcp)

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Revenue growth drives improved cash flow

12 Months Ended 31 Dec 2015 2014 Change Comments (A$’M) (A$’M) Quarterly Service Fees 12.8 6.4 Up 99% OneTouch Verio sales doubled Total Revenue 16.8 9.5 Up 76% Includes QSF, strip sales to Siemens, milestone payment and favourable FX Contribution from QSF and milestones drop through to bottom 15.4 9.0 Up 72% Products and Services line plus profitable strip manufacturing Development Expenses 19.8 17.1 Up 15% Development of further coagulation products & immunoassay platform G&A Expenses 6.0 5.6 Up 7% Stabilisation of operating costs Loss from Operations (10.4) (13.8) Improved $3.4M Revenue growth driving improved result Other Income/(Expense) 3.8 4.5 Down $ 0.7M R&D tax rebate offset by financing costs Net Loss (6.6) (9.3) Improved $2.7M Trending towards breakeven Operating Cash Flow 1.8 (5.4) Improved $7.2M Revenue growth driving improved cash Period End Cash Balance 14.3 16.3 Down $ 2.0M Note: US$15M in long term debt

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12 month rolling cash consumption reducing

Net Cash Flow over previous 12 months

(A$ Millions)

12 month period ending

Agenda

FY15 Results Update

Company Overview

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Blood Glucose: QSF doubled in FY15

Universal Biosensors



Quarterly Service Fees
FY 2010 - FY 2015
(A$'000)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
74
490
2,236
3,405
6,448
12,829
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

LIFESCAN a Johnson & Johnson company

Quarterly Service Fees (QSF)

- UBI receives a service fee for each OneTouch Verio strip sold by LifeScan
  - The first 0.5B strips per year: US1.25c
  - Each strip >0.5B per year: US 0.75c
  - Cumulative QSF (31 Dec 2015) of US$21.3M

Lump Sum Service Fee (LSSF)*

- Cumulative QSF of US$45M gives LifeScan the option, at the end of the year in which they give notice, to pay a lump sum fee in lieu of future QSFs, calculated as 2.0-2.2x the QSFs earned for the full year in which notice is given

*Refer to Form 10K for a more detailed description

Source: UBI Financial Statements, SEC Filings.

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Positive drivers for Quarterly Service Fees

Universal Biosensors

ISO International Organization for Standardization

Regulators driving new accuracy standards

- ISO15197:2013 mandated in EU countries, effective mid 2016 (ie non-compliant products need to be phased out in these jurisdictions)
- OneTouch Verio meets these new ISO standards
- New US standards yet to be determined by FDA


ColourSure
Bluetooth

OneTouch Verio Flex

- New meter that uses OneTouch Verio test strips
- Now being marketed in Europe and Canada
- Incorporates wireless integration to mobile phone
- Works with OneTouch Reveal mobile app



Large, growing market

- Increasing diabetes prevalence worldwide
- Estimated >20 billion blood glucose tests annually
- LifeScan a world leader in the industry

Source: Press Releases; www.OneTouch.com; www.LifeScan.co.uk; Company estimates

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Coagulation testing: early strip sales

PT-INR Strip Sales

(A$ Thousands)

Target markets

Point-of-care PT-INR testing

For management of anti-coagulant therapy Warfarin

Worldwide market >200 million tests

Focus on professional use segment

UBI manufactures the test strips

Anticipating solid gross margins

Targeting >40% recognising R&D risk / investment shared with Siemens

Plus profit share on Siemens revenues above pre-agreed targets

Early progress for Xprecia Stride

Prestigious International Design Awards

2015 Winner: RED DOT design award

2016 Winner: iF DESIGN AWARD in Medicine & Healthcare category

Early customer wins

Customers previously using competitor system

Customers converting from centralised lab testing

Customers requiring POC PT-INR as part of a wider bundle of services / products

General Physicians, Hospitals and Pharmacy

Geographic expansion

Selling in Europe, Middle East, Africa, Asia Pacific and Latin America

510k submission to FDA for regulatory clearance to US market in progress

Development Update

UBI’s own PT-INR testing system for decentralised and home use

Reliability and performance testing almost complete

Program review in progress prior to final regulatory trials at 3 US sites (Q2)

Siemens future POC Coagulation tests

Development works ongoing

Focus on readiness for regulatory clinical trials (H2)

New development opportunity under discussion with Siemens

POC Immunoassay testing platform

Continuing to progress towards demonstration prototype

R&D focused on Troponin assay to demonstrate capability

Rapid (<5 mins)

High sensitivity (1-10 pM)

Quantitative

Low cost per test

Anticipated news flow: next 12 months

Quarterly Service Fees & PT-INR strip sales reported quarterly

Receipt of over $8M from R&D Tax rebate relating to FY2015 spend

Distribution agreements signed in initial markets for UBI products

Launch of UBI-owned PT-INR testing system for decentralised use

Launch of additional Siemens POC coagulation tests

Feasibility demonstrated for POC immunoassay platform

A compelling investment case

Targeting the large and growing Point-of-Care diagnostics (POCD) market

Exploiting a unique and powerful diagnostics platform

Validating the technology through partnering deals with Siemens and J&J

Growing revenues based on the manufacture and sale of disposable test strips

Creating significant upside through UBI owned products – part of a strong pipeline of new tests in development

A few **facts…**

Universal Biosensors

Universal Biosensors (UBI:ASX)	
Operations at Rowville, Victoria, Australia	
Delaware Incorporated 2001, ASX Listed 2006	
Market capitalisation (11th Feb 2016)	~A$70 million
Shares on issue	~176 million
Long term debt	US$15 million
Ownership by Board & Management	~13%
Total revenue FY15	A$16.8 million
Revenue growth FY15 on pcp	76% increase
Operating cashflow FY15	+$1.8 million
Cash at bank (31 Dec 2015)	$14.3 million

* *Financial year ending 31 December*

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